Exhibit 99.1
INDEX
CONVERTED ORGANICS INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010

Unaudited Pro Forma Consolidated Statements of Operations for the six month period ended June 30, 2010

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2009

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008

Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Introduction
     The following unaudited pro forma consolidated financial information gives effect to the Company executing the Exchange Agreement, Termination Agreement and Order as defined herein and should be read in conjunction with the historical financial statements and the related notes of Converted Organics Inc., which are included in our Annual Report on Form 10-K for the years ended December 31, 2009 and 2008 and the quarterly financial statements and the related notes of Converted Organics, Inc., which are included in our Form 10-Q as of June 30, 2010.
     The unaudited pro forma consolidated balance sheet as of June 30, 2010 gives effect to the execution of the Exchange Agreement, Termination Agreement and Order as defined herein had they occurred on June 30, 2010, and the unaudited pro forma consolidated statements of operations for the years ended December 31, 2009 and 2008 and for the six month period ended June 30, 2010 give effect to the execution of the Exchange Agreement, Termination Agreement and Order as defined herein had they occurred on January 1, 2008.
     The unaudited pro forma consolidated financial statements include all material pro forma adjustments necessary for their preparation, as required by Article 11 of Regulation S-X and, accordingly, do not assume any benefits from cost savings or synergies of operations.
     The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma consolidated financial statements do not purport to represent what the Company’s financial condition or results of operations would actually have been had these transactions in fact occurred as of the dates indicated above or to project the Company’s results of operations for the period indicated or for any other period.

CONVERTED ORGANICS INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2010

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and subsidiaries	Adjustments	Reference	Consolidated

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,053,028	$613,162	(1)	$2,666,190
Restricted cash	583,393	(583,393)	(1)	—
Accounts receivable, net	1,071,195	—		1,071,195
Inventories	213,519	(165,489)	(7)	48,030
Prepaid rent	692,928	(725,155)	(4)	(32,227)
Other prepaid expenses	669,809	—		669,809

Total current assets	5,283,872	(860,875)		4,422,997

Deposits	815,390	(415,000)	(3)	400,390
Restricted cash	29,769	(29,769)	(1)	—
Other assets	500,000	—		500,000
Property and equipment, net	18,068,637	(17,377,595)	(3)	691,042
Construction-in-progress	354,521	—		354,521
Capitalized bond costs, net	790,507	(790,507)	(2)	—
Intangible assets, net	1,851,615	—		1,851,615

Total assets	$27,694,311	$(19,473,746)		$8,220,565

LIABILITIES AND OWNERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Term notes payable — current	$1,777,468	$(1,777,468)	(5)	$—
Accounts payable	1,980,104	(989,000)	(3)	991,104
Accrued compensation, officers, directors and consultants	652,696	—		652,696
Accrued legal and other expenses	601,492	(250,000)	(3)	351,492
Accrued interest	598,588	(598,588)	(1)	—
Deferred revenue	—	—		—
Convertible notes payable, net of unamortized discount	198,447	—		198,447
Capital lease obligations — current	12,342	—		12,342

Total current liabilities	5,821,137	(3,615,056)		2,206,081

Capital lease obligation, net of current portion	22,464	—		22,464
Term notes payable, net of current portion	102,151	(102,151)	(5)	—
Derivative liabilities	2,096,109	—		2,096,109
Bonds payable	17,500,000	(17,500,000)	(1)	—

Total liabilities	25,541,861	(21,217,207)		4,324,654

COMMITMENTS AND CONTINGENCIES	—	—		—

OWNERS’ EQUITY (DEFICIT)
Preferred stock, $.0001 par value, authorized 10,000,000 shares; no shares issued and outstanding	—	—		—
Preferred stock Series A, $1,000 par value, authorized 17,500 shares; issued and outstanding	—	17,500,000	(1)	17,500,000
Common stock, $.0001 par value, authorized 250,000,000 shares	4,057	2,173	(3), (5)	6,230
Additional paid-in capital	61,745,571	11,802,446	(3), (5)	73,548,017
Accumulated deficit	(59,597,178)	(27,561,158)	(1), (2), (4), (6), (9)	(87,158,336)

Total owners’ equity	2,152,450	1,743,461		3,895,911

Total liabilities and owners’ equity	$27,694,311	$(19,473,746)		$8,220,565

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2010

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and subsidiaries	Adjustments	Reference	Consolidated

Revenues	$2,685,433	$(728,375)	(6)	$1,957,058

Cost of good sold	5,205,417	(3,609,855)	(6)	1,595,562

Gross loss	(2,519,984)	2,881,480		361,496

Operating expenses
General and administrative expenses	6,578,717	(183,643)	(6)	6,395,074
Research and development	143,859	(2,209)	(6)	141,650
Depreciation expense	5,730	—		5,730
Amortization of capitalized costs	150,741	(23,834)	(6)	126,907
Amortization of license	17,097	—		17,097

Loss from operations	(9,416,128)	3,091,166		(6,324,962)

Other income/(expenses)
Interest income	534	(70)	(6)	464
Derivative gain/(loss)	498,729	—		498,729
Other income	69	—		69
Interest expense	(788,317)	776,789	(6)	(11,528)

	(288,985)	776,719		487,734

Loss before provision for income taxes	(9,705,113)	3,867,885		(5,837,228)

Provision for income taxes	—	—		—

Net loss	(9,705,113)	3,867,885		(5,837,228)

Net loss per share, basic and diluted	$(0.25)		(11)	$(0.15)

Weighted average common shares outstanding	38,902,816			38,902,816

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and subsidiaries	Adjustments	Reference	Consolidated

Revenues	$2,633,782	$(497,062)	(8)	$2,136,720

Cost of good sold	6,914,857	(4,835,118)	(8)	2,079,739

Gross loss	(4,281,075)	4,338,056		56,981

Operating expenses
General and administrative expenses	10,049,830	(2,948,268)	(8)	7,101,562
Research and development	637,142	(15,000)	(8)	622,142
Depreciation expense	723,846	(719,335)	(8)	4,511
Amortization of capitalized costs	357,718	(47,669)	(8)	310,049
Amortization of license	16,500	(16,500)	(8)	—

Loss from operations	(16,066,111)	8,084,828		(7,981,283)

Other income/(expenses)
Interest income	24,097	(572)	(8)	23,525
Loss on impairment of long-term assets	(3,928,129)	3,928,129	(8)	—
Derivative gain/(loss)	5,766,035	—		5,766,035
Other income	68,995	(68,995)	(8)	—
Interest expense	(6,970,675)	1,520,093	(8)	(5,450,582)

	(5,039,677)	5,378,655		338,978

Loss before provision for income taxes	(21,105,788)	13,463,483		(7,642,305)

Provision for income taxes	—	—		—

Net loss	(21,105,788)	13,463,483		(7,642,305)

Net loss per share, basic and diluted	$(1.08)		(11)	$(0.39)

Weighted average common shares outstanding	19,569,853			19,569,853

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and subsidiaries	Adjustments	Reference	Consolidated

Revenues	$1,547,981	$(9,326)	(10)	$1,538,655

Cost of good sold	1,981,084	(167,509)	(10)	1,813,575

Gross loss	(433,103)	158,183		(274,920)

Operating expenses
General and administrative expenses	9,309,976	(1,448,494)	(10)	7,861,482
Research and development	375,267	—		375,267
Depreciation expense	—	—		—
Amortization of license	263,387	(16,500)	(10)	246,887

Loss from operations	(10,381,733)	1,623,177		(8,758,556)

Other income/(expenses)
Interest income	290,125	(227,530)	(10)	62,595
Other income	146,677	—		146,677
Amortization of capitalized costs	(399,269)	47,669	(10)	(351,600)
Interest expense	(5,834,898)	877,896	(10)	(4,957,002)

	(5,797,365)	698,035		(5,099,330)

Loss before provision for income taxes	(16,179,098)	2,321,212		(13,857,886)
Provision for income taxes	—	—		—

Net loss	(16,179,098)	2,321,212		(13,857,886)

Net loss per share, basic and diluted	$(2.70)		(11)	$(2.32)

Weighted average common shares outstanding	5,985,017			5,985,017

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
The following numbered notes are referenced on the Unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations
(1)	The Company entered into an Exchange Agreement with the Bond Holder in which it agreed to exchange 100% of all Bonds and Class B Warrants for 17,500 shares of the Company’s Series A Preferred Stock. In addition, the Bond Holder agreed to waive all interest accrued and to transfer to the Company previously deposited funds into reserve accounts in connection with the Bonds.

(2)	Reflects the expensing of the remaining unamortized capitalized bond costs upon execution of the Exchange Agreement.

(3)	The Company and the Lessor entered into a Termination Agreement related to the termination of the Woodbridge Facility lease. Under the lease, there is approximately $9.4 million of future rental payments and the Lessor has asserted claims for Immediate Damages. Pursuant to the Termination Agreement, the Lessor and the Company agreed to terminate the lease surrendering the premises and transferring all equipment, tools and fixtures owned by the Company and presently located at the premises. In satisfaction of the Immediate Damages which includes sewer bills ($989,000) and expenses incurred ($250,000), the Company agreed to issue the Lessor $500,000 payable in the Company’s common stock. In addition, the Company has deposits totaling $415,000 with the Lessor which will not be returned to the Company.

(4)	Reflects the recognition of the remaining prepaid rent as an expense which arose by accounting for the Woodbridge Facility lease on a straight-line basis.

(5)	The Superior Court of the State of California for the County of Los Angeles entered the Order in the matter entitled American Capital Management, LLC v. Converted Organics Inc. and Converted Organics of Woodbridge, LLC and Does 1-10 Inclusive. The Order provides for the full and final settlement of $11.3 million of Claims against the Company held by ACM. The Claims include the Future Rent discussed above that was acquired by ACM from the Lessor, as well as the acquisition of approximately $1.8 million of promissory notes issued by the Company to four contractors that had provided services to the Woodbridge Facility. ACM purchased the Claims from these parties pursuant to separate claims purchase agreements. Pursuant to the terms of the Order, the Company agreed to issue to ACM a total of $11.3 million payable in the Company’s common stock valued at $0.543 per share in full and final settlement of the Claims.

(6)	Reflects the elimination of the operations of Converted Organics of Woodbridge, LLC for the six month period ended June 30, 2010.

(7)	Reflects the Woodbridge inventory which was disposed as a result of the Termination Agreement.

(8)	Reflects the elimination of the operations of Converted Organics of Woodbridge, LLC for the year ended December 31, 2009.

(9)	Includes losses directly attributable to the above agreements: Lease termination penalty totaling $9,425,000 and loss on disposition of long-term assets totaling $17,377,595.

(10)	Reflects the elimination of the operations of Converted Organics of Woodbridge, LLC for the year ended December 31, 2008.

(11)	Earnings per share has been recalculated to reflect the elimination of the operations of Converted Organics of Woodbridge, LLC.